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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Sunrise Medical Inc.

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Named Experts and Counsel" in the Registration Statement on Form S-8.



                                                                   /s/ KPMG LLP

San Diego, California
August 2, 1999